                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                           Dominion Resources, Inc.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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                                April 30, 1999
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Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[Dominion Resources Logo]                                             [CNG Logo]


                          "A Marriage Made In Heaven"

                           Investor/Analyst Meetings
                               April - May 1999

[Dominion Resources Logo]                                             [CNG Logo]


                            Note to potential users
                         of the following information
--------------------------------------------------------------------------------

This material contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The Forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the company's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other factors include, but are not limited to, weather conditions, economic conditions in the company's service territory, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports.

The information provided herein is for purposes of providing analysts general guidance and a framework for modeling the combined entity created by the Dominion Resources - CNG merger. Certain third party assumptions and estimates, such as Zack's earnings estimates, are provided for your convenience and are deemed to be within an acceptable range of reasonableness, but are not endorsed by Dominion Resources or Consolidated Natural Gas.

You should take this information as general guidance only and apply your own judgement in assessing the reasonableness of modeling inputs and assumptions. In addition, refer to the forward-looking statement contained at the front of this presentation and to the joint S-4 registration statement filed on April 5, 1999.

Notes:

[Dominion Resources Logo]                                             [CNG Logo]


                          Purpose of Today's Meeting
--------------------------------------------------------------------------------

We're going to discuss the:

 .  WHAT
 .  HOW and
 .  WHEN

of creating the nation's premier fully integrated electric and gas company

Notes:

[Dominion Resources Logo]                                             [CNG Logo]


                              WHAT are we doing?
--------------------------------------------------------------------------------

 .  Creating one of the nation's largest fully integrated energy companies positioned to be a winner in the competitive new world
 .  Maximizing shareholder value by growing earnings and cash flow
                                   ------------------------------
 .  Providing customers expanded options for low-cost energy
 . Creating opportunities for our employees to grow and be part of an industry leader

Notes:

[Dominion Resources Logo]                                             [CNG Logo]


                        Focused Strategy: MAIN to Maine
                    Forty Percent of US Energy Consumption

[Map of United States highlighting Northeastern quadrant]

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

DRI and CNG Combined Footprint*
Platform for Success

Combined footprint map showing where listed assets are located:

 .  3.9 million customers
 .  20,000 MW power generation portfolio
 .  5,000 miles of electric transmission lines
 .  7,600 miles of gas transmission lines
 .  more than 300 Bcfe production
 .  more than 3.0 Tcfe reserves


*Excludes Canadian and Rocky Mountain reserves

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

Combined Company Footprint
Retail Access by State

 .    Gas Customers in Core States
     -    CNG customers:                 1.9M
     -    Others:                        8.4M
                                        -----
     -    Total market potential:       10.3M

 .    Electric Customers in Core States
     -    Virginia Power customers:      2.0M
     -    Others:                       15.5M
                                        -----
     -    Total market potential:       17.5M

Map of northeastern United States and legend which contains icons for;

Combined Service Territory
Gas/Electric Overlap Territory
Independent Power
Gas Pipelines
Storage Field
Status of Retail Access:
          Electric Only
          Gas Only
          Gas and Electric


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

Combined - E&P Opportunities

 .  Estimated proved reserves approximately 3 Tcfe
 .  Annual production more than 300 Bcfe
 .  Balanced reserves
 .  10th largest independent E&P Company

Map of United States and part of Canada highlighting reserves location

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                 Combined Storage and Arbitrage Opportunities
--------------------------------------------------------------------------------

              CNG                                     DRI/CNG Combined

Flowchart showing CNG producing, storing   Flowchart showing DRI/CNG producing,
Gas or Selling Gas                         storing Gas,Selling Gas or Using Gas
                                           to Generate Electricity
        <-"Gas"->                                     <-"BTUs"->

                                        .  Power Development Potential 3,000 -
                                           4,000 MW next 3-5 years.
                                        .  Long-term Potential 8,000 MW

Legend which contains icons for:

Notes: Gas production
       Gas storage
       Gas sales
       Using gas to generate electricity

[Dominion Resources Logo]                                             [CNG Logo]

                           HOW we are going to. . .


 .    Grow earnings 8-10%                                      Grow
 .    Fund capital expenditures                ->      and  Shareholder
 .    Maintain the dividend                                 Value
 .    Link employee compensation to Shareholder value


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                           Expected Earnings Growth
--------------------------------------------------------------------------------

              Bar graph showing earnings growth from 1999-2004 as indicated in the following chart*


              1999 :   919
              2000 : 1,027
              2001 : 1,144
              2002 : 1,234
              2003 : 1,305
              2004 : 1,407

              *Net income ($ Millions)

              ("9% Growth Rate")


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                         Expected EPS and Payout Ratio
--------------------------------------------------------------------------------

       Graph showing EPS, Dividend and Payout Ratio from 1999-2004 as indicated in the following chart


                EPS      Dividend       Payout Ratio
                ---      --------       ------------
       1999 :  $ 3.00     $ 2.58            86%
       2000 :  $ 3.02     $ 2.58            85%
       2001 :  $ 3.37     $ 2.58            77%
       2002 :  $ 3.63     $ 2.58            71%
       2003 :  $ 3.84     $ 2.58            67%
       2004 :  $ 4.14     $ 2.58            62%


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Expected Cash Flow
--------------------------------------------------------------------------------
   Bar graph showing Operating Cash Flow and Cash Flow After Dividends and
                        Regulated Capex from 1999-2004 as indicated in the following chart


                                                      Cash flow after dividends*
                         Operating cash flow*            and regulated Capex
                         --------------------            -------------------


          1999 :               2,035                              325
          2000 :               2,180                              311
          2001 :               2,326                              452
          2002 :               2,501                              762
          2003 :               2,620                              948
          2004 :               2,745                            1,073

          *Cash flow ($ Millions)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                              Expected Cash Flow
--------------------------------------------------------------------------------
 Bar graph comparing Operating Cash Flow and Net New Financing from 1999-2004 as indicated in the following chart


                                                                 Portion*
                                                                of Growth
                                                                  Capex
                                                                requiring
                                                                 net new
                 Dividend*  Regulated Capex*  Growth Capex*     financing
                 ---------  ----------------  -------------     ---------
          1999 :    688          1,022            1,243            (918)
          2000 :    878            991            1,341          (1,030)
          2001 :    878            997            1,127            (675)
          2002 :    878            862              988            (226)
          2003 :    878            794            1,059            (111)
          2004 :    878            794            1,073               0

          *Cash flow ($ Millions)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                    Expected Equity to Total Capitalization
--------------------------------------------------------------------------------
     Bar graph showing Equity to Total Capitalization (%) from 1999-2004 as indicated in the following chart


          1999 : 43.9%
          2000 : 42.1%
          2001 : 41.5%
          2002 : 42.0%
          2003 : 43.0%
          2004 : 44.3%


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                Earnings growth drivers - Regulated Businesses
--------------------------------------------------------------------------------

 .  Virginia Power deregulation story
 .  Customer growth
 .  Cost control/merger synergies
 .  Regulated capital expenditures control

1999*               2004*
-----               -----
$680                $850

*Net income ($ Millions)


Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                         Earnings growth drivers - E&P
--------------------------------------------------------------------------------

 .  Finding and developing costs
 .  Lifting costs
 .  Production growth
 .  Merger synergies

1999*               2004*
-----               -----
$125                $250

*Net income ($ Millions)

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                 Earnings growth drivers - Electric Generation
--------------------------------------------------------------------------------

 .  New site development / leveraging CNG infrastructure
 .  Gas / electric arbitrage
 .  Exploiting opportunities in high cost markets

1999*               2004*
-----               -----
$20                 $40

* Net income ($ Millions)

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

           Earnings growth drivers - Retail and Wholesale Marketing
--------------------------------------------------------------------------------

 .  Incumbent customer base in deregulating markets
 .  Existing low cost source of power
 .  Leveraging low cost new generation sources
 .  Existing trading skills at Virginia Power

1999*               2004*
----                ----
$20                 $150

*Net income ($ Millions)

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Sources of Expected Net Income Growth
--------------------------------------------------------------------------------

   Bar graph showing sources of expected net income growth through 2004, as indicated in the following chart

                                        2004*            CAGR off Earnings
                                        ----             -----------------
          1999 Earnings Base            919.1

          Regulated Business            169.4                   4%

          E & P                         125.9

          Generation, DCI & Other        62.1         7% including regulated
                                                      business, E & P,
                                                      generation, DCI and other

          Wholesale\Retail marketing    130.4               9% (total)

*Net income ($ Millions)

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                        Expected Net Income by Segment
--------------------------------------------------------------------------------

                1999                              2004
                ----                              ----
                $915                            $1,410
   Pie Charts showing income breakdown as indicated in the following charts

Description               $             Description               $
-----------               ---           ------------              --
Regulated                 $680          Regulated               $470
E&P                       $125          Deregulated Va. Power   $380
Generation & Marketing    $ 40          E&P                     $250
Other                     $ 70          Generation & Marketing  $190
                                        Other                   $120

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                          Projected Capex By Business
                                1999-2004 Total
--------------------------------------------------------------------------------
Pie Chart showing projected Capex (1999-2004 Total) as indicated in the following table


Description                          %     $
                                    ---   -----
Regulated                            45   4.4 b
E&P                                  35   3.5 b
DCI/Corp/Other                       10   1.2 b
Generation                           10   0.8 b
Retail & Wholesale Mktg.    less than 1   0.1 b

Total Projected Capex, 1999 - 2004: $10 Billion

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                      Improved Expected Earnings Profile
                            =P/E Multiple Expansion
--------------------------------------------------------------------------------

Bar chart comparing "Stand Alone" EPS growth (5-6% Growth) vs. "Combined" earnings growth (8-10% Growth) from 1999-2004 as indicated in the following table

                      Stand-Alone                 Combined
                      -----------                 --------
          1999 :         $ 2.99                      -
          2000 :         $ 3.32                    $ 3.15
          2001 :         $ 3.43                    $ 3.45
          2002 :         $ 3.54                    $ 3.65
          2003 :         $ 3.66                    $ 3.90
          2004 :         $ 3.77                    $ 4.30

Stand Alone - Based on analyst projections per First Call and Zacks Combined - Stand alone adjusted for assumed merger synergies


Notes:

[Dominion Resources Logo]                                           [CNG Logo]

 Market P/E Ratio and Projected EPS Growth Rate Major Electric  & Gas Companies
--------------------------------------------------------------------------------

     Regression analysis graph comparing P/E Ratio to EPS Growth Rate
          (Zack's Estimate)

P/E For 9% Growth          P/E For 5% Growth        Imputed multiple expansion
Company = 16.4             Company = 13.2     ->    for post-merger
                                                    Dominion = 3


Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              "Show Me the Money"
                   How we expect to create more shareholder
                       value together than we can alone

              Current Dominion Resources Shareholder Perspective

           D-Stand Alone                           D-Combined with CNG
           -------------                           -------------------

[Bar charts comparing stand alone "Target" price to combined "Target" price as reflected in the following chart]

     Recent Price      "Target"(1)         Recent Price       "Target"(2)
     ------------      -----------         ------------       -----------
        $38.00      $70.00 (84% total         $38.00       $90.50 (138% total
                    shareholder return;                    shareholder return;
                       CAGR =11%)                              CAGR = 15%)
(1) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) times P/E multiple of 13.2
(2) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) + merger synergies times P/E multiple of 16.4

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              "Show Me the Money"
                   How we expect to create more shareholder
                       value together than we can alone

                      Current CNG Shareholder Perspective

          CNG-Stand Alone                           CNG-Combined with D
          ---------------                           -------------------

[Bar charts comparing stand alone "Target" price to combined "Target" price as reflected in the following chart]

     Recent Price          "Target"(1)          Recent Price      "Target"(2)
     ------------          -----------          ------------      -----------
        $53.00         $109.00 (106% total         $53.00    $134.00 (153% total
                       shareholder return;                   shareholder return;
                          CAGR = 13%)                             CAGR = 17%)

(1) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) times P/E multiple of 16.4
(2) Includes reinvested dividends and projected stock price based on Zack's EPS estimate (2004) + merger synergies times P/E multiple of 16.4

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                          WHEN are we going to do it?
--------------------------------------------------------------------------------

 .    We are working together NOW to identify opportunities
 .    We will implement many revenue enhancement opportunities prior to deal closing through joint ventures
     -  Example: D-CNG power generation joint venture
 .    We plan to obtain all approvals and close deal by end of 1999
     -  See Appendix for approval time lines

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                          "A Marriage Made In Heaven"

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                                   APPENDIX

 .    Synergy details
 .    Modeling assumptions
 .    Transition process
 .    Approval timelines
 .    April 14, 1999 press release on the D-CNG power generation joint venture
 .    April 5, 1999 blast fax on the merger S-4 filing

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                            Note to potential users
                         of the following information

This material contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The Forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the company's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other factors include, but are not limited to, weather conditions, economic conditions in the company's service territory, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports.

The information provided herein is for purposes of providing analysts general guidance and a framework for modeling the combined entity created by the Dominion Resources - CNG merger. Certain third party assumptions and estimates, such as Zack's earnings estimates, are provided for your convenience and are deemed to be within an acceptable range of reasonableness, but are not endorsed by Dominion Resources or Consolidated Natural Gas.

You should take this information as general guidance only and apply your own judgement in assessing the reasonableness of modeling inputs and assumptions. In addition, refer to the forward-looking statement contained at the front of this presentation and to the joint S-4 registration statement filed on April 5, 1999.


Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                         Combined Financial Strengths

                                          CNG          DRI        Combined
                                          --------------------------------
 .    Revenue                            $  2.7 B    $   6.1 B    $   8.8 B
 .    Equity Market Capitalization       $  5.4 B    $   8.2 B    $  14.5 B*
 .    1998 Earnings                      $287.7 M    $ 535.6 M    $ 823.3 M
 .    Dividend per Share                 $ 1.94      $  2.58      $  2.58
 .    Total Debt Ratio                       38%          51%          48%
 .    Total Assets                       $  6.4 B    $  17.5 B    $  23.9 B
 .    Employees                           6,400       11,000       17,400
 .    Customers (Millions)                  1.9          2.0          3.9

*  Includes acquisition premium

Notes:

[Dominion Resources Logo]                                           [CNG Logo]

                              "Show me the money"
                   How we expect to create more Shareholder
                       Value together than we can alone
--------------------------------------------------------------------------------

                                                 D                           CNG        Combined
                                               Stand       Combined          Stand       (CNG)
                                               Alone    (D Perspective)      Alone    Perspective
                                               -----    ---------------      -----    ------------
Earnings per share (2004)                     $3.79        $ 4.15           $ 5.66       $4.15
P/E Multiple                                  x13.2         x16.4            x16.4       x16.4
                                              -----        ------           ------       -----
Share Price Target                            $50.0        $ 68.0           $ 93.0       $68x1.52(1)=$103.5
Cumulative Dividends(2)(1999-2004)            $20.0        $ 22.5           $ 16.0                   $ 30.5
                                              -----        ------           ------                   ------
Share Price + Dividends                       $70.0        $ 90.5           $109.0                   $134.0
Recent Stock Price                               38            38               53                       53
Total Shareholder Return                         84%   vs.    138%             106%        vs.          153%
Compound Annual Growth                           11%           15%              13%                      17%

(1)  Exchange Ratio
(2)  Includes reinvestment of dividends in stock

Notes:

FINANCIAL ASSUMPTIONS

DRI/CNG COMBINED
Proforma Cash Flow

                                                  1999           2000      2001      2002      2003      2004      CAGR
                                                  ----           ----      ----      ----      ----      ----      ----
Net Income (First Call/Zacks plus synergies)       915          1,020     1,145     1,235     1,305     1,410       9.0%
Depreciation                                     1,080          1,130     1,165     1,265     1,315     1,355
                                               -------        -------   -------   -------   -------   -------
OPERATING CASH FLOW                            $ 1,995        $ 2,150   $ 2,310   $ 2,500   $ 2,620   $ 2,765       6.7%

Cap Ex-Regulated Businesses (1)                $ 1,025        $   995   $ 1,000   $   865   $   795   $   795
Cap Ex-Growth Businesses                         1,245          1,340     1,125       985     1,065     1,090

Cash Flow Before Dividends                       ($275)         ($185)  $   185   $   650   $   760   $   880
  & Financing

DIVIDENDS                                      $   690        $   880   $   880   $   880   $   880   $   880

Cash Flow Before Financing                   ($   965)      ($ 1,065) ($   695) ($   230) ($   120)  $     0

DIVIDEND PAYOUT RATIO                               75%            86%       77%       71%       67%       62%
Capital Structure (as of 12/31)

Debt                                           $ 9,105        $10,170   $10,865   $11,095   $11,215   $11,215
Preferred                                      $ 1,075        $ 1,075   $ 1,075   $ 1,075   $ 1,075   $ 1,075
Common Equity (2)                              $ 7,965        $ 8,105   $ 8,370   $ 8,725   $ 9,150   $ 9,680
Total Capitalization                           $18,145        $19,350   $20,310   $20,895   $21,440   $21,970
Ratios:
  Debt                                            50.2%          52.6%     53.5%     53.1%     52.3%     51.0%
  Preferred                                        5.9%           5.6%      5.3%      5.1%      5.0%      4.9%
  EQUITY                                          43.9%          41.9%     41.2%     41.8%     42.7%     44.1%

Notes:
1-Capital to maintain regulated businesses
2-No new equity

FINANCIAL ASSUMPTIONS

Street Estimates Prior To Merger Announcement
---------------------------------------------

                                             1999      2000      2001      2002      2003      2004
                                             ----      ----      ----      ----      ----      ----
EPS:
 DRI                                        $  2.99   $  3.32   $  3.43   $  3.55   $  3.66   $  3.79
 CNG                                        $  3.53   $  3.99   $  4.33   $  4.95   $  5.22   $  5.66

Based on First Call consensus for 1999 and 2000 prior to merger announcement, and Zack's 5-year growth estimate for 2001 and beyond, also prior to announcement.

Net Income                                   1999      2000      2001      2002      2003      2004
----------                                   ----      ----      ----      ----      ----      ----
 DRI:
  EPS                                       $  2.99    $ 3.32    $ 3.43    $ 3.55    $ 3.66    $ 3.79
  Shares Outstanding                          194.5     194.5     194.5     194.5     194.5     194.5
  Net Income                                $   580    $  645    $  665    $  690    $  715    $  735

  CNG:
   EPS                                      $  3.53    $ 3.99    $ 4.33    $ 4.95    $ 5.22    $ 5.66
   Shares Outstanding                          95.6      95.6      95.6      95.6      95.6      95.6
   Net Income                               $   335    $  380    $ 415     $  475    $  500    $  540

FINANCIAL ASSUMPTIONS

Net Income By Business Segment
------------------------------
  DRI:                                                 1999      2000      2001      2002      2003      2004
                                                       ----      ----      ----      ----      ----      ----
     Virginia Power                                  $  415    $  450    $  460    $  475    $  490    $  505
     Wholesale Marketing                             $   20    $   25    $   25    $   25    $   25    $   25
     Dominion Energy:
          E&P                                        $   40    $   55    $   65    $   70    $   70    $   75
          Power Generation                           $   20    $   15    $   15    $   15    $   20    $   20
     Dominion Capital                                $   75    $   90    $   90    $   95    $  100    $  105
     Corporate/Other                                 $   10    $   10    $   10    $   10    $   10    $    5
                                                     ------    ------    ------    ------    ------    ------
Total DRI Net Income                                 $  580    $  645    $  665    $  690    $  715    $  735
CNG:
     Gas Distribution                                $  145    $  150    $  155    $  160    $  165    $  180
     Gas Transmission                                $  120    $  120    $  125    $  130    $  135    $  140
     E&P                                             $   80    $   95    $  105    $  135    $  140    $  155
     Retail Marketing                                $    0    $    5    $    5    $   10    $   15    $   25
     Corporate/Other                                 ($  10)   $   10    $   25    $   40    $   45    $   40
                                                     -----     ------    ------    ------    ------    ------
Total CNG Net Income                                 $ 335     $  380    $  415    $  475    $  500    $  540

Combined Total, Before Synergies
     Regulated                                       $ 680     $  720    $  740    $  765    $  790    $  825
     E&P                                             $ 120     $  150    $  170    $  205    $  210    $  230
     Power Generation                                $  20     $   15    $   15    $   15    $   20    $   20
     Retail & Wholesale Marketing                    $  20     $   30    $   30    $   35    $   40    $   50
     Capital/Corporate/Other                         $  75     $  110    $  125    $  145    $  155    $  150
                                                     -----     ------    ------    ------    ------    ------
Total Combined Net Income, Before Synergies          $ 915     $1,025    $1,080    $1,165    $1,215    $1,275

FINANCIAL ASSUMPTIONS

Depreciation by Business Segment
--------------------------------
 DRI:                                  1999        2000         2001         2002       2003        2004
                                       ----        ----         ----         ----       ----        ----
   Virginia Power                    $   570      $  595       $  610       $  635     $  665      $  680
   Wholesale Marketing               $     0      $    0       $    0       $    0     $    0      $    0
   Dominion Energy:
     E&P                             $    75      $   75       $   75       $   85     $   95      $  105
     Power Generation                $    35      $   45       $   40       $   45     $   50      $   60
   Dominion Capital                  $    25      $   25       $   25       $   25     $   25      $   30
   Corporate/Other                   $     0      $    0       $    0       $    0     $    0      $    0
                                     -------      ------       ------       ------     ------      ------
 Total DRI Depreciation              $   705      $  740       $  750       $  790     $  835      $  875
 CNG:
   Gas Distribution                  $    75      $   80       $   85       $   85     $   90      $   90
   Gas Transmission                  $    60      $   65       $   65       $   70     $   70      $   70
   E&P                               $   220      $  235       $  245       $  300     $  295      $  300
   Retail Marketing                  $     0      $    0       $    0       $    0     $    0      $    0
   Corporate/Other                   $    10      $   15       $   15       $   20     $   25      $   15
                                     -------      ------       ------       ------     ------      ------
 Total CNG Depreciation              $   365      $  395       $  410       $  475     $  480      $  475


Capex by Business Segment
-------------------------
 DRI:                                  1999        2000         2001          2002      2003        2004
                                       ----        ----         ----          ----      ----        ----
   Virginia Power                     $  840      $  795       $  800        $ 665     $  585      $  585
   Wholesale Marketing                $    0      $    0       $    0        $   0     $    0      $    0
   Dominion Energy:
     E&P                              $  215      $  205       $  225        $ 145     $  165      $  165
     Power Generation                 $  125      $  150       $  115        $ 120     $  135      $  135
   Dominion Capital                   $  395      $  375       $  105        $  60     $  110      $  105
   Corporate/Other                    $    5      $    0       $    0        $   0     $    0      $    0
                                      ------      ------       ------        -----     ------      ------
 Total DRI Capex                      $1,580      $1,525       $1,245        $ 990     $  995      $  990
 CNG:
   Gas Distribution                   $  130      $  120       $  120        $ 120     $  120      $  120
   Gas Transmission                   $   55      $   80       $   80        $  80     $   90      $   90
   E&P                                $  370      $  475       $  490        $ 525     $  545      $  575
   Retail Marketing                   $    0      $    0       $    0        $   0     $    0      $    0
   Corporate/Other                    $  135      $   85       $   85        $  85     $   90      $   90
                                      ------      ------       ------        -----     ------      ------
 Total CNG Capex                      $  690      $  760       $  775        $ 810     $  845      $  875

FINANCIAL ASSUMPTIONS

COST REDUCTIONS AND REVENUE ENHANCEMENTS
----------------------------------------

                                   2000      2001      2002      2003      2004
                                   ----      ----      ----      ----      ----
Pre-Tax Synergies:
  Regulated Cost Reductions        $ 15      $ 35      $ 40      $ 40      $ 45
   (Net of Rate Reductions)
  E&P Enhancements                 $ 10      $ 25      $ 25      $ 25      $ 30
  New Electric Generation          $  0      $ 10      $ 15      $ 35      $ 35
  Wholesale Gas & Electricity      $ 15      $ 30      $ 30      $ 30      $ 30
  Retail Gas & Electricity         $ 15      $ 25      $ 40      $ 60      $120
                                   ----      ----      ----      ----      ----
Total Pre-Tax Synergies            $ 55      $125      $150      $190      $260
  Cost of Financing Synergies and
  Additional Dividends            ($ 10)    ($ 25)    ($ 40)    ($ 50)    ($ 55)
  Transaction Costs               ($ 50)     $   0     $  0      $  0      $  0
                                   ----      ----      ----      ----      ----
Net Pre-Tax Merger Impacts        ($  5)     $100      $110      $140      $205
  Less: Tax(@ 35%)                 $  0     ($ 35)    ($ 40)    ($ 50)    ($ 70)
                                   ----      ----      ----      ----      ----
Net Income Impact                 ($  5)     $ 65      $ 70      $ 90      $135


COMBINED FINANCIALS
-------------------

                                   2000      2001      2002      2003      2004
                                   ----      ----      ----      ----      ----
Net Income                       $1,020    $1,145    $1,235    $1,305    $1,410
Shares Outstanding                  340       340       340       340       340
EPS                              $ 3.00    $ 3.37    $ 3.63    $ 3.84    $ 4.15
Dividend Rate                    $ 2.58    $ 2.58    $ 2.58    $ 2.58    $ 2.58
Dividend Payout Ratio                86%       77%       71%       67%       62%

Reported EPS figures above include extraordinary one-time merger transaction costs of $50 million pre-tax in 2000 or $0.10 per share and exclude SFAS71 income of $21 million after-tax or $0.06 per share in 2000, and $0.07 per share in 2001 through 2007. Therefore, operating earnings are expected to be $3.16, $3.44, $3.70, $3.91 and $4.22 in years 2000 through 2004 respectively.

FINANCIAL ASSUMPTIONS

COMBINED FINANCIAL DETAILS

Net Income                                1999      2000      2001      2002      2003      2004
                                          ----      ----      ----      ----      ----      ----
  Regulated Businesses                  $  680    $  730    $  765    $  790    $  815    $  850
  E&P                                   $  125    $  155    $  180    $  220    $  225    $  250
  Electric Generation                   $   20    $   15    $   20    $   25    $   40    $   40
  Retail & Wholesale Marketing          $   20    $   50    $   65    $   80    $  100    $  150
  DCI, Corporate, Other                 $   70    $   70    $  115    $  120    $  125    $  120
                                        ------    ------    ------    ------    ------    ------
Total Net Income                        $  915    $1,020    $1,145    $1,235    $1,305    $1,410

Capex
  Regulated Businesses                  $1,025    $  995    $1,000    $  865    $  795    $  795
  E&P                                   $  585    $  680    $  715    $  670    $  710    $  740
  Electric Generation                   $  125    $  180    $  200    $  150    $  135    $  135
  Retail & Wholesale Marketing          $    0    $   20    $   20    $   20    $   20    $   20
  DCI, Corporate, Other                 $  535    $  460    $  190    $  145    $  200    $  195
                                        ------    ------    ------    ------    ------    ------
Total Capex                             $2,270    $2,335    $2,125    $1,850    $1,860    $1,885

                                     WHEN

 .  Putting companies together / creating synergies
 .  Regulatory and shareholder approvals

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                             Transition Functions


 .  Steering Committee
          -  Manage process
          -  Corporate strategy - Board
          -  Articulate strategy
          -  Communications
          -  Restructuring Board

 .  Transition Teams
          -  Consolidate - not reengineer
          -  Analyze and make recommendations on specifically defined areas -
                 -  Synergy Teams
                 -  Revenue Enhancement Teams
                 -  Consultants

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

     Chart of Steering Committee Transition Team, as detailed on the following four pages


Notes:

[Dominion Resources Logo]                                             [CNG Logo]


                                    Synergy

Customer Service           Information              Human      Corporate/Support
      Team                 Systems and            Resources        Services
      ----                                        ---------        --------
                           Technology
                           ----------
Call Centers               Systems Support                     Procurement
Meter Reading              Systems Development                 Legal services
Billing                    Systems Integration                 External Affairs
Credit & Collection        Data Center                         Accounting
Remittance Processing      Telecommunications                  Finance
                                                               Treasury
                                                               IT
                                                               Corporate Secretary
                                                               Regulatory

Notes:

[Dominion Resources Logo]                                             [CNG Logo]


Revenue Enhancement

                   Chart showing the following revenue enhancement areas:



          Electricity and Gas Retail Program
          ----------------------------------
     New Electric        Retail         Wholesale      E & P       International
       Generation    Gas & Electric      Trading



                                         Trading       Onshore
                                     Large Customers   Offshore


Notes:

[Dominion Resources Logo]                                             [CNG Logo]


               Delivery System               Transportation System
               ---------------               ---------------------

                Best Practice                     Best Practice

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                                 Deal Closing

Regulatory Strategy      Communications      Legal        Accounting    Treasury
-------------------      --------------      -----        ----------    --------
Filings                  Internal            Proxy, Etc.
Negotiations             External
Government               IR
 Affairs

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99      Mail Proxy
6/99      Shareholder Approval

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99          1935 Act Filing
6/99          Commission Review
12/31/99      Approval

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99        FERC Filing
6/99        Commission Review
10/99       Approval

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99       HSR Filing
6/99       Commission Review
10/99      Approval

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99       Other Federal Filings
             NRC
             FCC
10/99      Approvals

Notes:

[Dominion Resources Logo]                                             [CNG Logo]

                     Shareholder and Regulatory Approvals
                              Projected Timeline

4/99          State Filings
                NC
                PA
                OH (Informational)
                VA
                WVA
10/99         Approvals

Notes:

[LETTERHEAD OF DOMINION RESOURCES APPEARS HERE]

FOR IMMEDIATE RELEASE


                    DOMINION RESOURCES, CNG ENTER AGREEMENT
                    ---------------------------------------
             TO DEVELOP POWER GENERATION ALONG CNG PIPELINE SYSTEM
             -----------------------------------------------------


RICHMOND, Va. and PITTSBURGH, April 14, 1999 - Dominion Resources Inc. (NYSE: D) and a subsidiary of Consolidated Natural Gas Company (NYSE: CNG) today announced that they have signed an agreement to develop natural gas-fired power generation facilities along CNG's natural gas pipeline system.

Under terms of an exclusive interim alliance agreement signed today, Dominion Resources and CNG Power Company will identify and evaluate potential sites for development of facilities along CNG's natural gas pipeline network in Ohio, Pennsylvania, New York, West Virginia and Virginia. Dominion Resources and CNG affiliates will develop, own, operate and maintain the facilities on a 50-50 ownership basis.

At present, the companies have identified 45 potential development sites, a number the alliance expects to broaden. Negotiations are under way with major turbine manufacturers for pricing and delivery of 10 turbines over a period of the next two to three years. Letters of intent and memoranda of understanding with the selected manufacturers are expected to be signed this month.

Power generated by the facilities will be marketed by The Wholesale Power Group of Dominion Resources. The group nearly tripled its wholesale megawatt-hour sales in 1998 compared to 1997, increasing volume from about 20 million megawatt-hours to more than 60 million megawatt-hours. The Wholesale Power Group is increasingly active in natural gas wholesale trading and is now marketing a portion of CNG production.

                                    (MORE)

In a joint statement, Thos. E. Capps, Dominion Resources chairman, president and chief executive officer, and George A. Davidson Jr., CNG chairman and chief executive officer, said:

"This alliance agreement continues the momentum created by the announcement of the planned merger of our two companies. It is a first step in combining Dominion Resources' and CNG's complementary asset bases and skills sets in electric power and natural gas to enhance value across the energy production chain. Successful execution of this alliance agreement will further position us to efficiently serve the growing energy needs across a region that accounts for 40 percent of the nation's energy demand.

In February, Dominion Resources, based in Richmond, Va., and CNG, based in Pittsburgh, signed a $25 billion merger agreement to create the nations' fourth largest electric and natural gas company. The merger is expected to be completed later this year or early next year.

                                     # # #

CONTACTS:

Dominion Resources
------------------
Media:         Mark Lazenby        (804) 819-2042
               Hunter Applewhite   (804) 819-2043

Analysts:      Tom Wohlfarth       (804) 819-2150
               Suzette Mata        (804) 819-2154

CNG
---
Media:         Chet Wade           (412) 690-1361
               Dan Donovan         (412) 690-1370

Analysts:      Jim Garrett         (412) 690-1485
               Dan Zajdel          (412) 690-1241

[LETTERHEAD OF DOMINION RESOURCES APPEARS HERE]


April 5, 1999

To the Financial Community:

                                DRI-CNG MERGER:
                                --------------
                   JOINT S-4 REGISTRATION STATEMENT FILING
                   ---------------------------------------


This morning, Dominion Resources and Consolidated Natural Gas filed a joint Form S-4 Registration Statement with the Securities and Exchange Commission regarding the proposed merger. The companies plan to host a conference call within the next week to review details of the filing with the financial community. A separate announcement on the conference call will be forthcoming by blast fax. The following information is provided as advance information and to help answer key questions concerning the registration statement.

1.   What does the S-4 filing say with regard to dividend policy?

The current annual dividend for Dominion Resources is $2.58 per share. Dominion Resources' targeted payout ratio of dividends to earnings is 70-75%. At present, the payout ratio is higher. Dominion Resources' business plan projects that the targeted ratio will be achieved within two years post-closing through earnings growth. Therefore, Dominion Resources dividend will be maintained at its current level.

2.   Why is DRI registering as a holding company?


After further analysis of 1998 results and consultation with counsel and the SEC staff, it has become apparent to management that retaining the Section 3(a)(1) exemption would be difficult. Furthermore, registration should permit the company to expand its growth to more geographic areas.

3. Can the combined DRI-CNG system meet the criteria for registration? In particular, does the 1935 Act permit a combination electric and gas company like DRI/CNG?

Yes, the companies have been advised by counsel that registration should be permitted.

The companies believe that the combination of DRI's and CNG's electric and gas operations is consistent with the requirements of the 1935 Act as interpreted by the Securities and Exchange Commission in recent decisions involving the combination of electric and gas operations under newly formed registered holding companies.

4. Will registering as a holding company impact the timing of the SEC approval and the ability to obtain the necessary state approvals for the merger?

No. DRI and CNG are seeking to obtain all necessary approvals for the merger and to close the merger by the end of the year. DRI and CNG do not expect that registration of DRI as a holding company will result in delay in obtaining such approvals. Please note that CNG is already a registered holding company operating in the states of Virginia, West Virginia, Pennsylvania and Ohio.
Thus, the state commissions in these states are already familiar with the nature of regulation under the 1935 Act.

5. Will DRI, as a registered holding company, be permitted to retain its diversified operations, in particular its financial services businesses?

The companies have strong grounds for retaining all of their existing diversified businesses, many of which are permitted activities for registered holding companies. They will request SEC approval to do that, or in the alternative, request that the SEC retain jurisdiction over that question for review at a later time. The SEC may, however, as a condition to its approval of the merger, require divestiture of certain non-utility businesses of DRI which are unrelated to utility operations. In the past, when divestiture has been ordered, the SEC has allowed a reasonable time within which to effect divestiture.

6. Will registration of DRI limit DRI's ability to expand its international operations?

No. Registered holding companies are expressly permitted by Section 33 of the 1935 Act to acquire and hold investments in international utility operations. The SEC does regulate some aspects of the way a registered holding company finances those acquisitions and operations.

7. How will registration of DRI affect current outstanding CNG debt or the way DRI raises capital?

The transition teams are in the process of analyzing financing options for the combined companies under both alternative merger structures, as part of the ongoing transition effort. However, no decision has yet been made with respect to this issue.

8. How will registration affect DRI's operations and growth prospects on an ongoing basis?

DRI and CNG believe their combination is in the best interest of shareholders and customers. Registration as a holding company is necessary to complete the transaction and to permit the combined company to aggressively grow and operate in more than one state. Thus, registration offers flexibility to expand operations rather than to artificially limit operations to only one state.

THIS BLAST-FAX CONTAINS FORWARD-LOOKING STATEMENTS WHICH ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM MANAGEMENT'S PROJECTIONS, FORECASTS, ESTIMATES AND EXPECTATIONS IS CONTAINED IN THE COMPANY'S SEC FILINGS, INCLUDING THE SUBJECT FORM S-4 REGISTRATION STATEMENT.

CONTACTS:   THOMAS P. WOHLFARTH   804-819-2150
            SUZETTE M. S. MATA    804-819-2154
            JOSEPH G. O'HARE      804-819-2156

[Dominion Resources Logo]

                               The Columbia Gas
                                   Proposal

[Dominion Resources Logo]

                           The Columbia Gas Proposal
--------------------------------------------------------------------------------

 .    Savings numbers and regulatory retention inflated
          - 2/3 cost savings retained (at 50%, dilutive beyond 5 years)

 .    Double digit dilution for 3 years based on. . .
          - $260 million interest on $3.7 billion in debt,
          - $64 million in dividends on $800 million in preferred,
          - $135 million goodwill and breakup fee amortization

 .    Dividend cut ($.80 v. $1.94) v. dividend increase to $3.92
 .    Cash component is taxable
 .    Up to 20 months to close the deal v. 8-12 months
 .    Anti-trust problems for CG - CNG
 .    Leveraged balance sheet will constrain growth

[Dominion Resources Logo]

                          Relative Value of Proposals
                               at Year-End 1999

             [Bar chart showing relative value of D-CNG v. CG-CNG]

                   D - CNG        CG - CNG
                   -------        --------

                    $78.67         $62.58
                   -------        -------
                    $16.35  [2]     $3.34  [5]
                   +$62.32  [1]   +$63.64  [4]
                                  +($4.40) [3]

[1]  1.52 x $41.00
[2]  PV of dividends over five years
[3]  Tax impact
[4]  $70.00 CG offer discounted 1 year at 10%
[5]  PV of dividends over five years

[Dominion Resources Logo]

                               The Columbia Gas
                                   Proposal

[Dominion Resources Logo]

                           The Columbia Gas Proposal
--------------------------------------------------------------------------------

 .    Savings numbers and regulatory retention inflated
          - 2/3 cost savings retained (at 50%, dilutive beyond 5 years)

 .    Double digit dilution for 3 years based on. . .
          - $260 million interest on $3.7 billion in debt,
          - $64 million in dividends on $800 million in preferred,
          - $135 million goodwill and breakup fee amortization

 .    Dividend cut ($.80 v. $1.94) v. dividend increase to $3.92
 .    Cash component is taxable
 .    Up to 20 months to close the deal v. 8-12 months
 .    Anti-trust problems for CG - CNG
 .    Leveraged balance sheet will constrain growth

[Dominion Resources Logo]

                  Columbia Gas/CNG - Earned Return on Equity
--------------------------------------------------------------------------------

          Bar chart comparing ROE as indicated in the following table


        Earned                                          14.2%
        Authorized                                      12.2%
        Proformed Earned w/50% Regulatory Retention     17.3%
        Proformed Earned w/67% Regulatory Retention     18.4%

[Dominion Resources Logo]

                               The Columbia Gas
                                   Proposal

[Dominion Resources Logo]

                           The Columbia Gas Proposal
--------------------------------------------------------------------------------

 .    Savings numbers and regulatory retention probably inflated
          - 2/3 cost savings retained (at 50%, dilutive beyond 5 years)

 .    Double digit dilution for 3 years assuming. . .
          - $260 million interest on $3.7 billion in debt,
          - $64 million in dividends on $800 million in preferred,
          - $135 million goodwill and breakup fee amortization

 .    Dividend cut ($.80 from $1.94) v. dividend increase to $3.92
 .    Cash component is taxable
 .    Up to 20 months to close the deal v. 8-12 months
 .    Potential anti-trust problems for CG - CNG
 .    Leveraged balance sheet could constrain growth

[Dominion Resources Logo]

                           Consolidated Natural Gas
                 Relative Value of Proposals at Year-End 1999

       Bar chart showing relative value of proposals at Year-End 1999

        D / CNG Transaction [1]                 CG / CNG Transaction [2]
        -----------------------                 ------------------------
  Total Value per share as of 12/31/99:  Total Value per share as of 12/31/99:

         $61.18          $66.60                $58.10           $62.50
         ------          ------               -------           ------
         $61.18  [3]     $66.60 [4]            $62.50  [5]      $62.50
                                              +($4.40) [6]
                                            Taxable Investor  Tax Exempt
                                                               Investor


[1]  D / CNG transaction assumed to close as of 12/31/99.
[2]  CG / CNG transaction assumed to close as of 12/31/00.
[3]  1.52 exchange ratio x D 4/22/99 closing price of $40.25.
[4] 1.52 exchange ratio x D 2/18/99 pre-announcement closing price of $43.82. [5] $70.00 CG proposal discounted 1 year at 12%. There is no assurance that the transaction would be worth $70.00 at closing due to the stock component with a collar.
[6]  Reflects tax impact associated with CG proposal.

[Dominion Resources Logo]

                           Consolidated Natural Gas
                 Relative Value of Proposals at Year-End 1999
                   (Including value of dividend - 1st year)

 Bar chart showing relative value of proposals at Year-End 1999 including 1st year dividend

        D / CNG Transaction [1]                 CG / CNG Transaction [2]
        -----------------------                 ------------------------
  Total Value per share as of 12/31/99:  Total Value pershare as of 12/31/99:

        $65.10           $70.52                $60.04          $64.44
       -------          -------               -------         -------
         $3.92  [7]       $3.92  [7]            $1.94  [8]      $1.94  [8]
       +$61.18  [3]     +$66.60  [4]          +$62.50  [5]    +$62.50
                                              +($4.40) [6]
                                            Taxable Investor  Tax Exempt
                                                               Investor

[1]  D / CNG transaction assumed to close as of 12/31/99.
[2]  CG / CNG transaction assumed to close as of 12/31/00.
[3]  1.52 exchange ratio x D 4/22/99 closing price of $40.25.
[4] 1.52 exchange ratio x D 2/18/99 pre-announcement closing price of $43.82. [5] $70.00 CG proposal discounted 1 year at 12%. There is no assurance that the transaction would be worth $70.00 at closing due to the stock component with a collar.
[6]  Reflects tax impact associated with CG proposal.
[7]  D dividend of $2.58 x 1.52 exchange ratio.
[8]  Current CNG dividend.

[Dominion Resources Logo]

                           Consolidated Natural Gas
                 Relative Value of Proposals at Year-End 1999
                    (Including value of dividend -5 years)

 Bar chart showing relative value of proposals at Year-End 1999 including value of dividend - 5 years

        D / CNG Transaction [1]                 CG / CNG Transaction [2]
        -----------------------                 ------------------------
  Total Value per share as of 12/31/99:  Total Value per share as of 12/31/99:

        $77.04           $82.46                $62.47           $66.87
       -------          -------               -------          -------
        $15.86  [7]      $15.86  [7]            $4.37  [8]       $4.37  [8]
       +$61.18  [3]     +$66.60  [4]          +$62.50  [5]     +$62.50
                                              +($4.40) [6]
                                            Taxable Investor   Tax Exempt
                                                                Investor


[1]  D / CNG transaction assumed to close as of 12/31/99.
[2]  CG / CNG transaction assumed to close as of 12/31/00.
[3]  1.52 exchange ratio x D 4/22/99 closing price of $40.25.
[4] 1.52 exchange ratio x D 2/18/99 pre-announcement closing price of $43.82. [5] $70.00 CG proposal discounted 1 year at 12%. There is no assurance that the transaction would be worth $70.00 at closing due to the stock component with a collar.
[6]  Reflects tax impact associated with CG proposal.
[7]  PV of D dividend of $2.58 x 1.52 exchange ratio for 5 years.
[8]  PV of CNG / CG dividend for 5 years.

[Dominion Resources Logo]

                            Virginia Restructuring
                                  Legislation

                                 Key Elements
                            of Virginia Legislation
--------------------------------------------------------------------------------

 .    Generation deregulated in 2002
 .    No forced divestiture of assets
 .    Rate cap through June 2007
 .    No ROE / earnings cap
     -  efficiencies / growth to bottom line
 .    "Stranded cost" recovery through capped rates or wires charge

                                   Historic
                              Cost of Regulation
--------------------------------------------------------------------------------

Graph showing Regulated earnings (unadjusted for inflation*) from 1989 through
                   1998, as indicated in the following table


                                1989:   375.2
                                1990:   392.2
                                1991:   435.9
                                1992:   423.8
                                1993:   466.9
                                1994:   404.9
                                1995:   388.7
                                1996:   421.8
                                1997:   433.4
                                1998:   395.1

* $ Millions

                                Historic Cost:
                        Allowed Return Less Than Others
--------------------------------------------------------------------------------

 Bar graph showing allowed returns v. actual return as indicated in the chart below

Company                    Allowed   Actual
-------                    -------   ------
CP&L                        12.8%     13.7%
Duke Energy                 12.4%     15.7%
Florida Progress            12.0%     15.5%
FPL Group                   12.0%     13.3%
TECO Energy                 12.8%     14.4%
Dominion Resources          11.4%     10.1%